[redacted]

Distribution Agreement

行銷合約

Foreword

前言

This agreement is made by and between the both parties described as below, based on their will of initiatory cooperation, in consideration of the mutual benefits and rights with faith and common consensus. Both of the parties recognize and admit the following articles.

本合約在雙方基於目前合作之意願以及考慮互信互利的基礎，雙方認可故約定事項如下列:

Article 1 : Subject

一、簽署雙方

Party A : The supplier, [redacted]

A 方: [redacted]

Representative : [redacted], Position: [redacted]
(簽署代表) (職銜)

Party B : The vendor : 360 Interchange, Inc. a American enterprise.

B 方: 代理商爲美國企業, 360 Interchange, Inc.

Representative : BILL PATRIDGE, Position: PRESIDENT
(簽署代表) (職銜)

Article 2 : Relationship & Territories

二. 合作關係及合作區域:

2.1. Parties cooperate for all possibilities on marketing the products of Party A in the appointed territories, those which making profits for both sides.

在指定的區域內，雙方盡所有可能性合作在市場行銷商品並營造兩利的成果。

2.2. Except the visible customers of Party A, Party B is authorized to be the exclusive marketing and sales agency in North America, within the valid period of this agreement.

[redacted]

除了目前 A 方現有的客戶之外，本文件有效期間之內 B 方被獨家授權為北美洲之產品行銷代理。

And Party A should transfer any new contacting customers during the effective period of this agreement.

A 方並應在本文件有效期間提供所有合作區域內與 A 方聯絡之客戶資料以利 B 方業務拓展

2.3. Based on the consideration of market competition and efficiency, Party A will not establish or engage any distributor in the above territories during the valid period of this agreement, and Party B will own the highest priority to take the exclusive agent after these initial marketing cooperation.

基於市場競爭及效率的考量，A 方在本文件有效期間承諾在該區域不與其他第三公司締結經銷合作關係，日後 B 方並有最高優先權與 A 方簽署該區域正式的獨家代理經銷合約。

Article 3 : Products, Quotation & Payment

三. 商品.報價以及付款:

3.1. The products means those are/will be manufactured or sold by the party A.

商品以 A 方目前或未來產製的所有產品定義之

3.2.The party A should offer the party B the latest price lists, product information and product specifications about its products, depended on the real cost and reasonable profit. And only, the quotation might be adjusted with the following conditions :

A 方應根據真實成本及合理的利潤隨時提供 B 方最新的基礎報價、產品資訊及產品規格，並根據下列條件作為處理原則:

3.2.1. Validity of offer is within 90 days after issuing the quotation.

報價效期為 90 天內。

3.2.2. The process for purchasing order will follow this order, enquiry, quotation, signed purchase order and payment.

採購訂單程序將依照詢價、報價、簽認訂單及付款。

3.3.1. Samples of reasonable quantity and categories for presentation to the customers will be provided by Party A, and Party B should pay for the cost of the delivering freight and the sample as per quotation prices to be refunded upon completion of a customer purchase order.

在市場推廣以及展示所必須的合理數量之產製樣品由 A 方提供，同時 B 方需依照報價負擔上述諸樣品之成本以及遞送運費，至接獲訂單後可退款。

3.3.2 Sample charge should be paid at the amount of US$1.500 in advance and it should be send again to reach US$1.500 if the balance is less than US$250.

樣品費用應提前支付$1500 美金，餘額不足$250 美金時需再補足。

3.3.3 The value less than US$5.000 is considered to be sample order. [redacted]

金額小於$5000 美金則視為樣品訂單。

3.3.4 If amendment is required by non-performance by Party A or Party B, Party A or Party B will pay the Letter of Credit change fees depending on which party caused the non-performance.
若因未履行而 A 方或 B 方需要修改，由未履行的 A 方或 B 方負擔信用狀修改費用。

3.4. The party B have to do the payment for each order by irrevocable Letter of Credit at sight in favour of party A within 5 Bank working days after signing purchase order.
B 方必須於簽認訂單後 5 個銀行工作日內逐筆開立不可撤銷之信用狀與 A 方。

Article 4 : Inspection and Quality Assurance

四. :檢驗與品質保證

4.1. The inspection in the factory will be the final.
最終檢驗在製造廠內。

4.2. If the discrepancy of the quality occurred by the manufactories errors. Party A will be responsible for the correction.
若品質異常為生產者之失誤，A 方將負責修正。

4.3. The discrepancy will be raised by party B within 12 months after the delivery, as long as WARRANTY is included as attached.
B 方須於出貨後 12 個月內提出品質異常問題，只要包含附件保固卡。

Article 5 : The Target of Sales achievement

五. 銷售目標:

[redacted]

Article 6 : Effectiveness Duration and Continuity

六. 約定存續:

6.1. This agreement after signed and confirmed by both of the parties will be effective in the duration, since August 1, 2007 till July 31, 2008.
Any written agreement made after this signed agreement will supersede this signed agreement.
本約有效期間為 96 年 8 月 1 日起 至 97 年 7 月 31 日止
任何之後簽署之書寫合約將取代此約。

6.2. When the effective time of this agreement is terminated, both of parties should review and evaluate the necessity for extending this agreement.
當本約期滿時，雙方應檢討有無必要延展本約。

[redacted]

6.3. It is expected that Party B will be selling to large customers for periods of considerable length of time. In the event this agreement expires or terminates, Party A agrees to provide Party B with product and sales support indefinitely for these identified customers. All intellectual property, trademarks and patents shall be retained by the applicable party.
可預期 B 方將會對大型客戶銷售一段時間，於合約到期或終止時，A 方同意無限期地提供 B 方產品與銷售支援與這些特定客戶。所有智慧財產、商標與專利應保留予申請之一方。

Article 7 : Invalidity

七. 失效行爲:

7.1. Either of one Parties non performs under the terms of this agreement, this agreement can become invalid.
任何一方未履行此約則此約及失效。

7.2. If any of the provisions set out in this agreement would be deemed to be invalid as a result of being non-compliance to any international or national legislation on anti-trust, anti-monopoly or other trade practice, or otherwise be in conflict with such legislation, this shall not effect the validity of the remaining provisions of the agreement.
如果以上約定有違反國際法以及雙方國家法律規定，有排擠"反托拉斯法"及"反傾銷法"之時均屬無效 該違反法律部分之內容自然無效

Article 8 : Force Majeure

八. 不可抗力因素:

Either of the Parties delay or disable to execute the part or whole of articles on this agreement, just caused by the war, strike, natural disasters or the other conditions beyond man-made control, can't be deemed to offend or disobey the articles of this agreement. Both of the Parties should be considerate mutual and solve this situations
at all their best efforts.
任何一方因爲戰爭，罷工，自然災害以及超越人力所能控制的不可抗力因素，而延遲或無法執行本約部分或全部之內容時，不得視爲故意違反或不遵守約定，在相對體諒對方之原則下，雙方應該盡其一切努力解決問題。

Article 9 : Governing Law & Arbitration

九. 適用法律及仲裁:

This agreement is governed by the law of the republic of China (Taiwan), and will be arbitrated by the court of [redacted] and take place in the [redacted] Taiwan.
本約適用於中華民國法律(台灣)，涉訟時以台灣台南地方法院爲第一審受理法院。

[redacted]

Article 10 : Notice & Information

十、資訊及通知送達

10.1 All notices, requests, demands and other communications given or made in accordance with the provisions of this agreement, shall be in writing and shall be given either by registered air mail or by telefax and shall be deemed to have been given when actually received. All the contact information should be advised to each other at the earliest possibility.

所有依據本備忘錄條款所需作為的的通知 請求以及要求 或其他溝通聯絡事項 均應透過傳真或是郵遞文件送達爲憑 並應盡可能事先通知對方

Party A: [redacted]

A [redacted]

Signature : [redacted]

[redacted]

[redacted]:

[redacted]

Party B: 360 Interchange Inc.

B 方: 360 Interchange Inc.

Signature : ____________

(Printed Name: William Patrdge)

8-1-2007

Title: President

Tel.: 1-541-552-9360

Fax : 1-541-552-1090

Address.:

295 E, Main Street, Ste 1,

Ashland, Oregon 97520, USA.

Distribution Agreement

行銷合約

Attachment

WARRANTY
THE MANUFACTURER GUARANTEES PRODUCT FOR A PERIOD OF 12 MONTHS AFTER THE DELIVERY.

THIS DOES NOT INCLUDE PRODUCTS THAT HAVE NOT BEEN STORED OR USED ACCORDING TO MANUFACTUERS GUIDELINES.

STORAGE AND CLEANING GUIDLINES
[redacted] If mat carries a slight odor when purchased, hang mat open for a [redacted]ew hours.
[redacted]

保固

產品瑕疵由生產者提供保固 12 個月。

不包含產品未依照製造商產品說明保存或使用。

保存與清洗說明

[redacted]

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